AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

Supplement dated November 18, 2019 to the current variable annuities and life prospectuses

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. As applicable to your contract or policy, please note the following changes:

A. Name and Sub-Adviser Changes to EQ Advisors Trust Portfolios (“Portfolios”)*

All references in the Prospectus to the names and sub-advisers of the Portfolios will be changed effective as described in the table below. Accordingly, all references to the corresponding Portfolios are also changed:

Current Portfolio Name	New Portfolio Name	Replaced Sub-Adviser	New Sub-Adviser	Date of Change
EQ/Ivy Energy	EQ/Wellington Energy	Ivy Investment Management Company (IICO)	Wellington Management Company LLP	On or about November 18, 2019
EQ/Ivy Mid Cap Growth	EQ/MFS Mid Cap Focused Growth	Ivy Investment Management Company (IICO)	Massachusetts Financial Services Company d/b/a MFS Investment Management	On or about November 29, 2019

B. Two Portfolio Name Changes and a Sub-Adviser Change for EQ/Ivy Science and Technology Portfolio*

1) On or about November 29, 2019, all references in the Prospectus to the name and sub-adviser of the Portfolio will be changed as described in the table below. Accordingly, all references to the Portfolio are also changed:

Current Portfolio Name	New Portfolio Name	Replaced Sub-Adviser	New Sub-Adviser
EQ/Ivy Science and Technology	EQ/Science and Technology	Ivy Investment Management Company (IICO)	Massachusetts Financial Services Company d/b/a MFS Investment Management

2) Effective January 15, 2020, the Portfolio’s name of EQ/Science and Technology Portfolio (formerly, EQ/Ivy Science and Technology Portfolio) will change to EQ/MFS Technology II Portfolio. Accordingly, all references in the Prospectus to the Portfolio’s name will also change on that date.

AXA Equitable Funds Management Group, LLC will continue to be the Investment Adviser of the Portfolios. Also, please see “The Portfolios of the Trusts” in your Prospectus for more information.

*	The Portfolios’ former names may continue to be used in certain documents for a period of time after the date of this Supplement.

Distributed by affiliate AXA Advisors, LLC and for certain contracts co-distributed by affiliate

AXA Distributors, LLC

1290 Avenue of the Americas

New York, NY 10104.

Copyright 2019 AXA Equitable Life Insurance Company and MONY Life Insurance Company of America.

All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104.

MONY Life Insurance Company of America

Administrative Office: 525 Washington Blvd.

Jersey City, NJ 07310

212-554-1234

IM-34-19 (11.19)	Catalog No. 160776 (11.19)
Global Annuities/Life – Inforce/New Biz	#832504
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